                                                         For U.S. Intermediaries
                                                             Last Revised 2/1/99

               FIDELITY ADVISOR WORLD FUNDS INTERMEDIARY AGREEMENT

To       Fidelity Investments Institutional
          Services Company, Inc.
         82 Devonshire Street
         Boston, MA  02109

         We desire to enter into a Contract (the "Contract") with you for activities in connection with soliciting investors to purchase shares (the "Shares") of the Fidelity Advisor World Funds listed on Exhibit 1, as it may be amended by you from time to time, of which you are a non-exclusive general financial intermediary (each a "Fund" and collectively, the "Funds"). Each Fund is a limited liability company organized under the laws of Bermuda, except as noted on Exhibit 1.

         The terms and conditions of this Contract are as follows:

1. Except to the extent otherwise contemplated by paragraph 2(d)(ii) below, we shall use our reasonable best efforts to solicit our clients to purchase Shares or to make them available to our clients for purchase.

         We agree to, and represent and warrant that we shall at all times, conduct our activities in accordance with any applicable United States or state laws, including securities laws and regulations and any obligation thereunder to disclose to our clients the receipt of fees in connection with their beneficial ownership of Shares. WE ACKNOWLEDGE
         (i) THAT THE SHARES ARE NOT REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED AND (ii) THAT EACH FUND IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE UNITED STATES INVESTMENT COMPANY ACT OF 1940, AS AMENDED.

2. We agree that we shall not solicit orders for Shares, effect transfers of Shares on our records, or forward orders for Shares to any Fund except from or for the account or benefit of persons:

         (a) who are Eligible Investors and not U.S. Persons as defined in the By-Laws of each Fund as in effect from time to time and as set forth in Exhibit 2 hereto;

         (b) to whom any solicitation to purchase Shares has been made only while such persons are not physically present in the United States of America (which term includes its commonwealths, territories and possessions);

         (c) who are not placing an order to subscribe for Shares while such persons are physically present in the United States of America; and

         (d)(i) except as provided in (d)(ii) below with respect to accounts over which we exercise investment discretion, who have first furnished us, prior to their initial order, with a written certification of their status as Eligible Investors the substance of which is contained in the certificate annexed to this Contract as Exhibit 2, each of whose certifications we will preserve and make available for your inspection for a period of six years from our receipt and with a current Internal Revenue Code Certificate of Foreign Status on Form W-8, on a successor Form thereto, or on a substantially equivalent substitute therefor. Further, we agree that all orders from an Eligible Investor will be accepted only if:

                 (A) the Eligible Investor has completed said written certification, or

                 (B) we have completed said written certification on behalf of the Eligible Investor pursuant to authorization from the Eligible Investor.

         or (ii) as to whose accounts we exercise investment discretion, provided that, with respect to such accounts: (A) we have executed and delivered an investment letter in form and substance acceptable to you and the Funds; (B) we have first furnished you, prior to our initial order, with a written certification of our status as an Eligible Investor the substance of which is contained in the certificate annexed to this Contract as Exhibit 2; and (C) no beneficiary of any such account is a U.S. Person, as defined in Exhibit 2 hereto. Further, we agree that all orders with respect to accounts over which we exercise investment discretion will be accepted only if we have completed said written certification.

         We further agree:

                     (i) not to deliver Offering Circulars or other sales literature to any person or party within the United States (whether or not an Eligible Investor); and

                    (ii)  not to deliver broker-only materials to any investor;
                          and

                   (iii) to notify you and the Fund immediately if it shall come to our attention that any client who beneficially owns Shares has become a U.S. Person or is otherwise no longer an Eligible Investor.

         3. (a) On any day on which we communicate to a Fund an order for the purchase or redemption of Shares whether by a telex, telefax, electro-mechanical or other written form (each an "Order"), we hereby agree that either: (1) we will comply with the terms of paragraph 2(d)(ii) above; or (2) the Fund may rely on such Order as though it were in writing, duly authorized by our client(s), and such Order shall be deemed to be (or shall be accompanied by) a representation and warranty by us in the form annexed to this Contract as Exhibit
                 3. We understand that: (i) a Fund's acceptance from us of any Order shall be made in reliance upon such representation and warranty; and (ii) the terms and conditions of the Fund's then-current Offering Circular shall be deemed controlling regarding the Fund's acceptance or rejection of any Order.

         (b) Subject to any limitation(s) contained in a Fund's Offering Circular, on the U.S. business day next following a Fund's receipt of an Order, the Fund's transfer agent normally will send to us confirmation of that Order.

4. We agree to indemnify and hold harmless you, each Fund, each Fund's investment manager, any investment adviser of any Fund, and each Fund's fund manager, distributor and sub-distributor, from any and all direct or indirect liabilities or losses resulting from requests, directions, actions or inactions, of or by us or our officers, employees or agents regarding the purchase, redemption, transfer, offer, sale, solicitation or registration of Shares. Such duty to indemnify and hold harmless shall survive the termination of this Contract.

5. Neither we nor any of our directors, officers, employees or agents, nor any person acting on our or their behalf are authorized to make any representation concerning any Fund or the Shares except those contained in that Fund's then-current Offering Circular or other sales literature or shareholder reports prepared by you or that Fund, and which are consistent with our capabilities under applicable law; and we shall have no authority to act as agent for any Fund or for you. We agree that nothing contained in this Contract or in any other writing shall be construed as creating any form of partnership, joint venture, principal-agent or fiduciary relationship between us.

6. Neither we nor any of our directors, officers, employees or agents, nor any person acting on our or their behalf will offer to sell, offer for sale or sell any Shares by means of any form of general solicitation or general advertising in the United States. Neither we nor any of our officers, employees or agents, nor any person acting on our or their behalf will engage in any directed selling efforts, as defined in Regulation S under the Securities Act of 1933, with respect to the Shares.

7. Neither we nor any of our directors, officers, employees or agents, nor any person acting on our or their behalf will offer to sell, offer for sale, sell or solicit an offer to buy any Shares: (i) in any jurisdiction in which such offer, sale or solicitation would be unlawful; or (ii) to any individual or entity to whom or to which such offer, sale or solicitation would be unlawful.

8. In consideration of the services described herein, we shall be entitled to receive, and you shall cause to be paid to us, such fees as provided for in Exhibit 4 hereto, as it may be amended from time to time. We understand that such fees are subject to change by you during the term of this Contract and shall be payable only so long as this Contract is in effect. You advised us that you will review at least annually, and no less frequently than every three years, such fees, and that you expect to adjust such fees in response to conditions prevailing at the time of such reviews. Further, we understand that such fees shall be terminable at your sole discretion after a term not to exceed ten (10) years from the date the Shares are purchased. We agree that if we utilize the clearing brokerage services of a clearing broker that has entered into a Fidelity Advisor World Funds Clearing Agreement, you may make all payments hereunder to our clearing broker. Further, we agree that our right to sell Institutional Class Shares (I Shares) of each Fund is conditioned upon our entering into a separate Participation Agreement for Institutional Class of Fidelity Advisor World Funds.

9. You reserve the right, at your discretion and without notice, to suspend the sale of Shares or withdraw the sale of Shares of any Fund. We understand that you reserve the right, at your discretion, to amend this Contract unilaterally, any such amendment to become effective upon our receipt of written notice from you.

10. This Contract shall continue in force for one year from the effective date (as set forth on the signature page hereof), and thereafter shall continue automatically for successive annual periods, unless terminated as described below. This Contract also may be terminated by us, for any reason, at any time upon 60 days' written notice to you or by you, for any reason, at any time upon 60 days' written notice to us. Notwithstanding anything contained herein, in the event that we shall fail to perform or to perform properly the recordkeeping and client servicing functions contemplated by this Contract, such determination to be made in good faith by any Fund or you, this Contract is terminable effective upon receipt of notice thereof by us. This Contract shall also terminate automatically in the event of its assignment, as defined in the Investment Company Act of 1940, as amended.

11. All communications to you concerning this Contract shall be sent to you at your offices, 82 Devonshire Street, Boston, MA 02109, Attn: Eric Roiter. Any notice to us shall be duly given if mailed, telegraphed or telefaxed to us at the address shown in this Contract.

12. We undertake to you that, in carrying out this Contract, we will comply with all relevant laws and regulations concerning money laundering, sanctions and embargoes under the laws of the United States. In addition, we represent and warrant to you that we have put into place proper procedures, which we will carry out, to verify suspicious transactions and to verify the identity of our clients who wish to transact business in the Funds. These procedures include verification of the source of funds for settlement of transactions.

13. If we utilize the National Securities Clearing Corporation Fund/serv System (or any other electronic or electromechanical transmission system) (each a "Transmission System") to transmit Orders, we understand and agree:

         (a) The Transmission System will transmit all transaction information with respect to Shares to the sub-transfer agent of the Funds, State Street Cayman Trust Company, Ltd. ("State Street Cayman");

         (b) Acceptance or transmission by the Transmission System of any Order from us concerning the Shares shall not constitute acceptance or rejection of purchases or redemptions of the Shares by the Transmission System;

         (c) State Street Cayman will review purchases and redemptions of the Shares at its offices in George Town, Grand Cayman and advise the Funds whether such purchases and redemptions have been accepted or rejected; and

         (d) After acceptance or rejection of the purchases and redemptions by State Street Cayman, State Street Cayman or its designee will advise the Transmission System of such acceptance or rejection through the DST System.

14. This Contract shall be construed in accordance with the laws of Bermuda, shall be effective upon its acceptance by Fidelity Distributors International, Limited (FDIL) in Bermuda and FDIL shall be a beneficiary of the representations made herein and may rely upon such representations in accepting subscriptions from investors.

15. With respect to any suit, action or proceedings relating to this Contract ("Proceedings"), we and Fidelity Investments Institutional Services Company, Inc. irrevocably: (i) submit to the exclusive jurisdiction of the Bermuda courts or the courts of the United States of America; and (ii) waive any objection existing at any time to the laying of venue of any Proceedings brought in any such court, waive any claim that such Proceedings have been brought in an inconvenient forum and, further, waive the right to object, with respect to such Proceedings, that such court does not have any jurisdiction over us or Fidelity Investments Institutional Services Company, Inc.

16. We agree that we will not refer to our ability to purchase or make available to our clients shares of the Funds in our general sales literature or advertising without obtaining advance written approval from you or your designee.

17. This Contract constitutes the entire understanding and agreement between you and us with respect to the subject matter hereof and, accordingly, supersedes, as of the effective date of this Contract, all agreements, whether oral or in writing, heretofore in effect between you and us.

18. This Contract may be executed simultaneously in one or more counterparts, each of which taken together shall constitute one and the same instrument.

Very truly yours,

        CBNY Investment Services Corp.
-------------------------------------------------------
Name of Institution (Please Print or Type)

        320 Park Ave., NYC, NY 10022
-------------------------------------------------------
Street             City          State         Zip Code


By /s/ Jose A. Paulucci     Title  President
   -----------------------        ----------------------
    Authorized Signature


Name:  Jose A. Paulucci    Date   August 9, 2001
      --------------------      -----------------------
      (Please Print)

NOTE: Please return three signed copies of this Contract to Fidelity Investments Institutional Services Company, Inc. Upon acceptance, one countersigned copy will be returned to you.


FOR INTERNAL USE ONLY:

FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC.

/s/ Leon Kumpe                               /s/ Ken Rathgeber
--------------------------------            ------------------------------
  Leon Kumpe -- SVP                              Ken Rathgeber --EVP, COO

Date                                        Date
     ---------------------------                 -------------------------

Accepted by:

FIDELITY DISTRIBUTORS INTERNATIONAL, LIMITED


By /s/ Richard Ford                         Title  Director
   -----------------------------                  ------------------------



EFFECTIVE DATE: 5 September 2001
                ----------------

                                    EXHIBIT 1

                         Funds Covered by This Contract
                         ------------------------------

         Fidelity Advisor World U.S. Large-Cap Stock Fund (Bermuda) Ltd.

         Fidelity Advisor World Europe Fund (Bermuda) Ltd.

         Fidelity Advisor World Southeast Asia Fund (Bermuda) Ltd.

         Fidelity Advisor World Global High Income Fund (Bermuda) Ltd.

         Fidelity Advisor World U.S. Intermediate Bond Fund (Bermuda) Ltd.

         Fidelity Advisor World U.S. Treasury Money Fund (Bermuda) Ltd.


         Fidelity Advisor World Funds (Bermuda) Ltd.:

              Growth Funds:
                    America Fund
                    American Growth Fund
                    Asian Special Situations Fund
                    Emerging Markets Fund
                    Europe Fund
                    Greater China Fund
                    International Fund
                    Latin America Fund
                    Pacific Fund
                    Telecommunications Fund

              Income Funds:
                    International Bond Fund
                    US Dollar Bond Fund
                    U.S. High Income Fund
                    U.S. Intermediate Bond Fund

              Money Market Fund:
                    U.S. Dollar Money Fund

                                    EXHIBIT 2

               Form of Certificate to be Furnished With Respect to
                 Each Customer when Placing an Order for Shares
                 ----------------------------------------------

I/We acknowledge receipt of the Offering Circular for Fidelity Advisor World Funds (the "Funds").

As inducement to each Fund to accept my/our application to subscribe for Shares (the "Shares"), I/we represent and warrant that I am/we are an Eligible Investor (as defined in the attachment to this certificate), and furthermore that I/we:

(1) either: (a) am not/are not a U.S. Person (as defined in the attachment to this Certificate) and am not/are not acquiring Shares for or on behalf of a U.S. Person; or (b) am/are a dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States, holding discretionary investment authority with respect to discretionary accounts or similar accounts (other than an estate or trust) held by me/us exclusively for the benefit or account of persons who are not U.S. Persons, as defined below;

(2) did not obtain any funds from any U.S. Person in connection with the purchase of Shares;

(3) will not transfer any Shares or any interest therein to a U.S. Person;

(4) will not transfer any Shares within the United States of America;

(5) will immediately notify the Funds or you (my/our investment professional or financial institution through whom this order is placed) if I/we should at any time become a U.S. Person, except if I/we am/are a dealer or other professional fiduciary described in (1)(b), above, in which case, I/we will immediately notify the Funds or you if any beneficiary of the accounts described in (1)(b), above, should at any time become a U.S. Person;

(6) am/are acquiring the Shares for my/our own account and not for resale, except if I/we am/are a dealer or other professional fiduciary described in
    (1)(b), above, acquiring the Shares for a discretionary or similar account described in (1)(b), above;

(7) was not/were not solicited to purchase Shares while physically present in the United States of America, except if I/we am/are a dealer or other professional fiduciary described in (1)(b), above; and

(8) am/are placing this subscription order from outside the United States and made my/our investment decision to acquire Shares while outside the United States, except if I/we am/are a dealer or other professional fiduciary described in (1)(b), above.

FOR INITIAL OR SUBSEQUENT PURCHASES:        FOR SUBSEQUENT PURCHASES:
------------------------------------        -------------------------
SIGNATURE(S) OF APPLICANT(S) OR U.S.        SIGNATURE OF INSTITUTION
PROFESSIONAL FIDUCIARY                      (on behalf of the following account: ________________) I
(all applicants must sign)                  certify that the above  representations  and  warranties are still true to my knowledge
---------------------------

___________________________                 By______________________Title______________
                                            Authorized Signature

Date _________________ 19____               Date _________________ 19____

                         Definition of Eligible Investor
                         -------------------------------


"Eligible Investor" means (i) any person who is not a U.S. Person and whose subscription or other acquisition of Shares (whether from the Fund or from any other person) is not made (a) while such person is physically present in the United States of America or (b) in connection with any solicitation to such person to subscribe while such person was physically present in the United States of America except that Eligible Investor shall include any person or entity, notwithstanding the fact that such person or entity may be described in
(a) or (b) above, as to whom the Fund Manager or the Fund, acting through their officers or Directors, shall determine that ownership of Shares or solicitation for ownership of Shares shall not violate any securities law of the United States of America or any state or other jurisdiction of the United States; (ii) any dealer or other professional fiduciary organized, incorporated or (if an individual) resident in the United States, holding discretionary investment authority with respect to discretionary accounts or similar accounts (other than an estate or trust) held by such dealer or other professional fiduciary exclusively for the benefit or account of persons who are not U.S. Persons, as defined below; or (iii) any persons or entity whose purchase of Shares would not result in the violation of the laws of such jurisdiction other than the United States wherein such person may reside or be physically present.


                            Definition of U.S. Person
                            -------------------------

"U.S. Person" means a citizen or resident of the United States (including any corporation, partnership or other entity created or organized under the laws of the United States or any political subdivision thereof), or any estate or trust that is subject to United States federal income taxation regardless of the source of its income.

        (Except that U.S. Person shall not include any Eligible Investor or any person or entity, notwithstanding the fact that such person or entity may come within any of the categories referred to above, as to whom Fidelity International Limited or the Fund, acting through their officers or Directors, shall determine that ownership of Shares or solicitation for ownership of Shares shall not violate any securities law of the United States of America or any state or other jurisdiction thereof or cause any additional tax or administrative burdens as determined by FDIL.)

                                    EXHIBIT 3


WE CONFIRM TO FIDELITY INVESTMENTS INSTITUTIONAL SERVICES COMPANY, INC. ("FIIS") AND THE FUNDS THAT WE HAVE RECEIVED SUBSCRIPTION ORDERS FOR SHARES IN FULL CONFORMITY WITH TERMS AND CONDITIONS OF THE INTERMEDIARY AGREEMENT BETWEEN US AND FIIS. WE CONFIRM THAT WE HAVE RECEIVED FROM EACH CUSTOMER WRITTEN CERTIFICATION OF THAT CUSTOMER'S STATUS AS AN ELIGIBLE INVESTOR IN FORM REQUIRED BY EXHIBIT 2 TO SAID AGREEMENT OR BY THE FUNDS' APPLICATION FORM AND WE REASONABLY BELIEVE, TO THE BEST OF OUR KNOWLEDGE, EACH CUSTOMER TO BE AN ELIGIBLE INVESTOR, IN PARTICULAR THAT EACH CUSTOMER IS NOT A U.S. PERSON, HAS NOT BEEN SOLICITED FOR AN INVESTMENT IN SHARES WHILE IN THE U.S. AND HAS NOT PLACED AN ORDER WHILE IN THE U.S. WE HAVE TAKEN APPROPRIATE VERIFICATION MEASURES CALLED FOR IN PARAGRAPH 12 OF THE FIDELITY ADVISOR WORLD FUNDS INTERMEDIARY AGREEMENT.

                                    EXHIBIT 4
                            INTERMEDIARY FEE SCHEDULE

A Shares. Subject to the terms and conditions of the Fidelity Advisor World Funds Intermediary Agreement, each calendar quarter, intermediaries that perform support functions on behalf of shareholders of the Class A Shares ("A Shares") of the Fidelity Advisor World Funds will earn a fee at the annualized rates (each an "Annualized Rate"), set forth below, of average daily aggregate net assets of their clients in the A Shares for that calendar quarter. The average daily net aggregate assets attributable to an intermediary during each quarter will be determined by Fidelity Investments Institutional Services Company, Inc. ("FIIS") or its designee. The fees paid to intermediaries will be paid quarterly, normally by the eighth business day following the end of each calendar quarter. It is understood that no fee will be payable on sales of the Institutional Class (I Shares).

----------------------------------------------------------------------------------------
                            A Shares Only                               Annualized Rate
----------------------------------------------------------------------------------------
Growth Funds, including:                                                      .50%
-----------------------
Fidelity Advisor World U.S. Large-Cap Stock Fund (Bermuda) Ltd.
Fidelity Advisor World Europe Fund (Bermuda) Ltd.
Fidelity Advisor World Southeast Asia Fund (Bermuda) Ltd.

Income Funds, including:                                                      .50%
-----------------------
Fidelity Advisor World Global High Income Fund (Bermuda) Ltd.
Fidelity Advisor World U.S. Intermediate Bond Fund (Bermuda) Ltd.

Money Market Funds, including:                                                .25%
-----------------------------
Fidelity Advisor World U.S. Treasury Money Fund (Bermuda) Ltd.
----------------------------------------------------------------------------------------

The A Shares front-end sales charge, for Growth Funds and Income Funds, as described in the Class A, Class B and Class L Offering Circular, will be paid to intermediaries that settle client purchases gross of commissions. Amounts due to such intermediaries normally will be paid by the second business day following the 15th day and last day of each calendar month. It is understood that intermediaries may instead deduct the front-end sales charge before settlement (i.e., net of commissions).

B Shares. Subject to the terms and conditions of the Fidelity Advisor World Funds Intermediary Agreement, each calendar quarter, intermediaries that perform support functions on behalf of shareholders of the Class B Shares ("B Shares") of the Fidelity Advisor World Funds will earn a fee at the annualized rates (each an "Annualized Rate"), set forth below, of average daily aggregate net assets of their clients in the B Shares for that calendar quarter; provided, however, that the determination of such average daily aggregate net assets shall include only such B share assets attributable to B Shares that have been owned by such clients for at least one year. The average daily net aggregate net assets attributable to an intermediary during each quarter will be determined by FIIS or its designee, and will exclude B shares assets attributable to any B Share that has not reached the one-year anniversary of its date of purchase. The fees paid to intermediaries will be paid quarterly, normally by the eighth business day following the end of each calendar quarter. It is understood that no fee will be payable on sales of the Institutional Class (I Shares).

--------------------------------------------------------------------------------------------
                           B Shares Only                                     Annualized Rate
--------------------------------------------------------------------------------------------
Growth Funds, including:                                                           .75%
-----------------------
Fidelity Advisor World U.S. Large-Cap Stock Fund (Bermuda) Ltd.
Fidelity Advisor World Europe Fund (Bermuda) Ltd.
Fidelity Advisor World Southeast Asia Fund (Bermuda) Ltd.

Income Funds, including:                                                           .75%
-----------------------
Fidelity Advisor World Global High Income Fund (Bermuda) Ltd.
Fidelity Advisor World U.S. Intermediate Bond Fund (Bermuda) Ltd.

Money Market Funds (available by B-Share exchange, only), including:               .25%
-------------------------------------------------------------------
Fidelity Advisor World U.S. Treasury Money Fund (Bermuda) Ltd.
--------------------------------------------------------------------------------------------

The B Shares advanced commission, for Growth Funds and Income Funds, as described in the Class A, Class B and Class L Offering Circular, normally will be paid to intermediaries by the second business day following the 15th day and last day of each calendar month.

L Shares. Subject to the terms and conditions of the Fidelity Advisor World Funds Intermediary Agreement, each calendar quarter, intermediaries that perform support functions on behalf of shareholders of the Class L Shares ("L Shares") of the Fidelity Advisor World Funds will earn a fee at the annualized rates (each an "Annualized Rate"), set forth below, of average daily aggregate net assets of their clients in the L Shares for that calendar quarter. The average daily net aggregate assets attributable to an intermediary during each quarter will be determined by FIIS or its designee. The fees paid to intermediaries will be paid quarterly, normally by the eighth business day following the end of each calendar quarter. It is understood that no fee will be payable on sales of the Institutional Class (I Shares).



                             [This space left blank]

----------------------------------------------------------------------------------------------
                   L Shares Only (formerly A Shares)                          Annualized Rate
----------------------------------------------------------------------------------------------
Growth Funds, including:                                                            .85%
-----------------------
Fidelity Advisor World U.S. Large-Cap Stock Fund (Bermuda) Ltd.
Fidelity Advisor World Europe Fund (Bermuda) Ltd.
Fidelity Advisor World Southeast Asia Fund (Bermuda) Ltd.

Income Funds, including:                                                            .85%
-----------------------
Fidelity Advisor World Global High Income Fund (Bermuda) Ltd.
Fidelity Advisor World U.S. Intermediate Bond Fund (Bermuda) Ltd.

Money Market Funds, including:                                                      .25%
-----------------------------
Fidelity Advisor World U.S. Treasury Money Fund (Bermuda) Ltd.
----------------------------------------------------------------------------------------------

The L Shares front-end sales charge, for Growth Funds and Income Funds, as described in the Class A, Class B and Class L Offering Circular, will be paid to intermediaries that settle client purchases gross of commissions. Amounts due to such intermediaries normally will be paid by the second business day following the 15th day and last day of each calendar month. It is understood that intermediaries may instead deduct the front-end sales charge before settlement (i.e., net of commissions).


Name of Intermediary
                                            FIDELITY INVESTMENTS INSTITUTIONAL
CBNY Investment Services Corp.             SERVICES COMPANY, INC.
--------------------------------
(Please Print)


By: /s/ Jose A. Paulucci                      /s/ Leon Kumpe
   -----------------------------            ----------------------------------
                                              Leon Kumpe -- SVP
                                            ----------------------------------
Its:
    ----------------------------
(duly authorized)                             /s/ Ken Rathgeber
                                            --------------------------------
Name  Jose A. Paulucci                         Ken Rathgeber -- EVP, COO
    ----------------------------
    (please print)